Exhibit 10.7                                             Public Deed No. 47/2000

                                   PUBLIC DEED
                              (Offentliche Urkunde)

Before me, the undersigned Public Notary of the Canton of Zug, Switzerland, Peter B. Arnold, at his offices at Untermuli 6, CH-6300 Zug, Switzerland, appeared on this 10th day of May 2000:

Mr. Stefan Koller, Attorney at Law and Notary Public, born 23rd September 1958, Swiss citizen, residing at Rebenstrasse 6, CH-6312 Steinhausen, Switzerland, here not acting in his own name, but as representative, exempt of personal liability, acting without express authority in the name and on behalf of

Seat Pagine Gialle S.p.A., Via Aurelio Saffi 18, I-10138 Turin, Italy

and

Ligapart AG, Neuhofstrasse 4, CH-6341 Baar

and

J. P. Morgan Securities Limited, 60 Victoria Embankment, GB-London
EC 4Y 0JP

and

Morgan Stanley Bank AG, Junghofstrasse 13-15, D-60311 Frankfurt am
Main

and

RSL COM Deutschland GmbH, Lyoner Strasse 9, D-60528 Frankfurt am
Main

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under the reservation to supply to the acting Public Notary a forthcoming certified consent of each one of the foregoing parties, in legally appropriate form, as soon as reasonably possible and without undue delay.

This having been done, the person appearing declared, requesting that it be notarised, the following:

I. An agreement regarding certain clarifications concerning the Public Deeds established by the acting Public Notary Urk.Nr. 43/2000, Urk.Nr. 44/2000, Urk.Nr. 45/2000, all dated 6th May, 2000.

II. Words and expressions in this deed and its appendices and annexes shall have the meanings defined in the respective part of this deed, and definitions used in one agreement contained in this deed are not necessarily applicable in another agreement contained in this deed.

III. The costs of this deed shall be borne by Seat Pagine Gialle S.p.A. All other costs shall be borne by the party by which they are incurred.

IV. The Arbitration Agreement laid down in Public Deed Urk.Nr. 46/2000, dated 6th May, 2000 of the acting Public Notary (hereinafter the "Arbitration Agreement") shall also apply to disputes in connection with the present notarial deed. The original of the Arbitration Agreement was available for inspection to those appearing during the notarisation. After having been informed by the Notary, those appearing declared that they waive the requirement of reading out loud the Arbitration Agreement and the requirement of attaching the Arbitration Agreement to this deed. The statements and declarations made by Mr. Stefan Koller in the Arbitration Agreement are hereby approved in full for which our consent is hereby given irrevocably.

The above and all appendices and annexes were laid out for inspection to the person appearing and were approved by the person appearing and read out aloud to the person appearing before the Notary, approved by the person appearing and executed by him in his own hand as follows:

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Zug/Switzerland, this 10th day of May 2000


/s/
_________________________
Stefan Koller

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                   Agreement regarding certain clarifications
       concerning the Public Deeds established by the acting Public Notary
                        Urk.Nr. 43/2000, Urk.Nr. 44/2000,
                    Urk.Nr. 45/2000, all dated 6th May, 2000

                                       I.

The Umbrella Agreement between Seat Pagine Gialle S.p.A., Ligapart AG, J. P. Morgan Securities Limited and Morgan Stanley Bank AG, Public Deed Urk.Nr. 43/2000 dated 6th May 2000 of the acting Public Notary, requires certain clarifications as follows:

1. Page 3 second last paragraph of the Introduction to the Public Deed should read at the beginning of the paragraph

      " Option Agreement to be entered into between Seat Pagine Gialle S.p.A. and RSL Com Deutschland GmbH ..." instead of "Option Agreement between Seat Pagine Gialle S.p.A. and RSL Com Deutschland GmbH ..."

2. Whenever reference is made to "R", such reference is deemed to be read "RSL Com Deutschland GmbH".

3. The words at the end of Section 1 subparagraph 2 "the transfer to Seat shall become effective as soon as the shareholders' resolution contemplated in Section 2 subparagraph 3 (i) shall be taken" shall be read as "the transfer to Seat shall become effective at the shortest possible interval before the newly issued shares shall in freely tradable form be delivered to the Intermediary".

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4.    In Section 2, subparagraph 2, litt. (ii) "one day prior to notarization of this Agreement" shall in both cases be read as "May 3, 2000 ".

5. In Section 2, subparagraph 2 (ii) (page 3) the nomination of the currency missing in front of the amount "150" is Euro.

6. In Section 2 subparagraph 2 (iii) (page 3) the nomination of the currency missing in front of the amount "150" is Euro.

7. In Section 2 subparagraph 4 (ii) (page 4) the nomination of the currency missing in front of the amount "150" is Euro.

8. In Section 2, subparagraph 4, litt. (ii) "one day prior to notarization of this Agreement" shall be read as "May 3, 2000 ".

9. In Section 3, subparagraph 1 (a) (page 5) "other declarations attached to it have been signed by the parties thereto" should be read "other declarations attached to it have been notarized or signed by the parties thereto."

10. In Section 4, subparagraph 1 (e) (page 9) the word "and" in the eigth line before the words "have received the unqualified certification" shall be deleted.

11. In Section 3, subparagraph 3, second paragraph (page 6) the nomination of the currency missing in front of the amount "7,500,000" is Euro.

12. In Section 3, subparagraph 3, second paragraph, litt. (ii) (page 6) the reference should be read as "pursuant to Section 2 subparagraph 1" instead of "pursuant to Section 1 subparagraph 1".

13. In Section 4 subparagraph 1 j) forth-last line (page 11) the words "of those" in front of "of the internet domain" shall be deleted.

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14.   In Section 5 subparagraph 5 (i) (page 15) the nomination of the currency missing in front of the amounts "0.5 million" and "5 million" is Euro.

15.   In Section 11 (page 19) "R" should be read as "Ligapart".

16. Wherever in the Umbrella Agreement and/or its appendices the address of Ligapart AG is mentioned, it should read as "Ligapart AG, Neuhofstr. 4, CH-6341 Baar".

17. In Appendix 1 to Annex 1 to Exhibit 2 (shareholders' resolution dated 4 May 2000) the amount in no. 1 shall be DM 72.936.500,79 instead of DM 72.926.500,79.

18. In Appendix 1 to Annex 1 to Exhibit 2 (shareholders' resolution dated 4 May 2000) in the last line of the first page the German word "Jahresfehlbetrag" shall be read as "Jahresuberschu(beta)" and the English word "loss" should read as "profit".

19. Whenever reference is made to "1038 Turin", such reference is deemed to be read "10138 Turin".

                                       II.

Certain provisions of the Joint Venture Agreement between Seat Pagine Gialle S.p.A. and RSL COM Deutschland GmbH (Annex I of Urk.Nr. 44/2000 dated 6th May 2000 of the acting Public Notary, and Annex II of Urk.Nr. 43/2000 dated 6th May 2000 of the acting Public Notary) shall be clarified as follows:

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1.    Whenever reference is made to "L", such reference shall be deemed to be made to "Ligapart AG", and whenever reference is made to "San Remo" such reference shall be read as a reference to "Seat".

2. In Section 1, paragraph 3. a) (page 4) the reference shall read as "Section 11 para. 1 litt (i)" instead of "Section 11 para. 1 litt (a)".

3. Section 1, subparagraph 6 (page 6) shall at the end be amended by the following additional wording:

      "RSL confirms that, also during the period before the above date, it is not the intent of RSL to block such increases in cash or in kind of the share capital of Telegate as may be considered appropriate by Telegate. Where the existing restrictions on RSL in favor of certain bondholders prevent RSL from giving its approval to such increases of the share capital without having obtained the consent of such bondholders, RSL shall use its best efforts to obtain such consent. If, however, RSL in its reasonable judgement after consultation with Seat believes that such consent cannot be obtained during the period before the above date, RSL and Seat shall in good faith work together to identify and implement suitable alternative solutions to the share capital increase."

3. In Section 3, subparagraph 2 (ii) (page 8), "one day prior to notarization of this Agreement" shall in both cases be read as "May 3, 2000".

4. In Section 3 paragraph 2 (ii) (page 8) the nomination of the currency missing in front of the amount "150" is Euro.

5. In Section 3 paragraph 2 (iii) (page 8) the nomination of the currency missing in front of the amount "150" is Euro.

6. In Section 3, paragraph 4 (ii) (page 9) "one day prior to notarization of this Agreement" shall be read as "May 3, 2000".

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7.    In Section 3 paragraph 4 (ii) (page 8) the nomination of the currency missing in front of the amount "150" is Euro.

8. In Section 3, paragraph 5, bottom line (page 9), the reference to "Section 4 no. 3 (b)" should be read "Section 4 subparagraph 3 (b)".

9. In Section 4 subparagraph 3, (page 11) the nomination of the currency missing in front of the amount "7,500,000" is Euro.

10. In Section 5 paragraph 1 j), in the forth-last line of subparagraph 2, (page 16) the words "of those" in front of "of the internet domain" shall be deleted.

11. In Section 6 paragraph 5 (i) (page 20) the nomination of the currency missing in front of the amounts "0.5 million" and "5 million" is Euro.

12. In Section 11 (page 25), litt. (iv), third line, "as shown in Exhibit 6" should be read as "by the declaration shown in Appendices 1 and 3 to Annex 1 to Exhibit 4".

13. In Appendix 1 to Annex 1 to Exhibit 4 of the Joint Venture Agreement (shareholders' resolution dated 4 May 2000) the amount in no. 1 should be DM 72.936.500,79 instead of DM 72.926.500,79.

14. In Appendix 1 to Annex 1 to Exhibit 4 of the Joint Venture Agreement (shareholders' resolution dated 4 May 2000) in the last line of the first page the German word "Jahresfehlbetrag" should be read as "Jahresuberschu(beta)" and the English word "loss" shall be read as "profit".

15. In Exhibit 5, sec. 11 (ii) to the Joint Venture Agreement "Lorenzo Pelliccioli" shall be read as "Angelo Novati".

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16.   Whenever reference is made to "1038 Turin", such reference is deemed to be read "10138 Turin".

                                      III.

Certain provisions of the Option Agreement between Seat Pagine Gialle S.p.A. and RSL COM Deutschland GmbH (Urk.Nr. 45/2000 dated 6th May 2000 of the acting Public Notary, and Exhibit 3 to the Joint Venture Agreement contained in Annex I of Urk.Nr. 44/2000 dated 6th May 2000 of the acting Public Notary, and Exhibit 3 to the Joint Venture Agreement contained in Annex II of Urk.Nr. 43/2000 dated 6th May 2000 of the acting Public Notary) shall be clarified as follows:

1. ss. 2.3: The wording after "(if any)" should be read "and the majority of the members of the board of directors of RSL Communications Ltd. will be represented by individuals different from those holding such office immediately prior to the change of control."

2. In the wording ofss.4.1 (i), second subpara., third line (page 3), the reference should be to "Section 3, subparagraph 2, litt. (i) of the Joint Venture Agreement".

3. ss. 4.1.(ii), second hyphen: the words following (a) until (b) shall be replaced as follows:

      "T.May3" shall have the meaning assigned to it as Exercise Price in cash in the preceding paragraph (i) of this section of this Agreement, and that

4. ss. 4.1.(ii), second hyphen: the words following (b) until the beginning of the third hyphen shall be replaced as follows:

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      "S.May3" shall be replaced by "S.not.day" meaning the average closing price as published by Bloomberg for Seat shares on the Milan Stock Exchange on the earlier day of (x) the day when Seat notifies RSL of its intention to pay in kind or (y) the day of the expiration of the 35 day period set forth in ss. 4.1.(i) of this Agreement (the total amount of Seat Shares to be delivered is hereinafter referred to as "Consideration Seat Shares"); and

5.    ss. 4.1.(ii), third hyphen shall be read as follows:

      - provides RSL with an irrevocable opportunity to borrow Seat Shares from an existing shareholder of Seat in an amount equal to the Consideration Seat Shares at market rates for purposes of effecting a hedge, which hedge may alternatively also be effected through an intermediary entity, provided that in both cases the hedge must be such that market disruptions of the Seat Shares are avoided, for a period from the time from the 35th day as described in ss. 4.1.(i) or such earlier date at which Seat notifies RSL of its intention to pay in kind until such time when the Consideration Seat Shares are delivered by Seat to RSL. It is understood that the cost of such hedge shall be borne by RSL.

6. ss. 4.3, bottom line (page 5): the reference to "ss.6.2, first hyphen" shall be read as a reference to "ss.7.2, first hyphen".

7. ss. 9, second paragraph, sixth line (page 6): the parenthesis should be read before the words "and Seat has not...".

8. Certain provisions of the Exhibit 4 to the Option Agreement (Share Purchase Agreement) contained in Urk.Nr. 45/2000 dated 6th May 2000 of the acting Public Notary, and in Exhibit 3 to the Joint Venture Agreement contained in Annex I of Urk.Nr. 44/2000 dated 6th May 2000 of the acting Public Notary, and in Exhibit 3 to the Joint Venture Agreement contained in Annex II of Urk.Nr. 43/2000 dated

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      6th May 2000 of the acting Public Notary, shall be clarified as follows:

      a) Article 3.1, first subparagraph (page 3): the words "of Section 4, paragraph 2 of the Option Agreement" shall be read as "ofss.4.1 of the Option Agreement".

      b)    In Article 8 (ii) "Lorenzo Pelliccioli" shall be read as "Angelo
            Novati".

9. Whenever reference is made to "1038 Turin", such reference is deemed to be read "10138 Turin".

                                       IV.

The Escrow Agreement between RSL COM Deutschland GmbH, Morgan Stanley Bank AG and J.P. Morgan Securities Ltd dated 6th May 2000 contained as Exhibit IV in the Joint Venture Agreement referred to in II. above requires certain clarifications as follows:

1.    Section 1.2. shall be amended at the end as follows:

      Any applicable source or withholding Tax payable on the interest shall be deducted from the interest accrued.

2. Section 2.1. shall be amended in its fourth line from the top and reads as follows:

      ... that the Escrow Agent confirms, having received written confirmation from J.P. Morgan, that the shareholders' meeting of Seat Pagine Gialle ...

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3.    Section 5 shall be replaced as follows:

      This Agreement shall in all respects be governed by and construed in accordance with the laws of Germany.

                                       V.

The Escrow Agreement between Ligapart AG, Morgan Stanley Bank AG and J.P. Morgan Securities Ltd dated 6th May 2000 contained as Exhibit II in the Umbrella Agreement referred to in I. above requires certain clarifications as follows:

1.    Section 1.2. shall be amended at the end as follows:

      Any applicable source or withholding Tax payable on the interest shall be deducted from the interest accrued.

2. Section 2.1. shall be amended in its fourth line from the top and reads as follows:

      ... that the Escrow Agent confirms, having received written confirmation from J.P. Morgan, that the shareholders' meeting of Seat Pagine Gialle ...

3.    Section 5 shall be replaced as follows:

      This Agreement shall in all respects be governed by and construed in accordance with the laws of Germany.

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Zug/Switzerland, May 10, 2000


Seat Pagine Gialle S.p.A.                 Morgan Stanley Bank AG


/s/                                       /s/
________________________________          ______________________________________


Ligapart AG                               RSL COM Deutschland GmbH


/s/                                       /s/
________________________________          ______________________________________


J.P. Morgan Securities Limited


/s/
________________________________

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                                                         Public Deed No. 47/2000

                             NOTARIAL AUTHENTICATION
                           (Oeffentliche Beurkundung)
                            (Public Deed No. 47/2000)

The undersigned Notary Public of the Canton of Zug, Switzerland, lic. iur. Peter
B. Arnold, Attorney at Law, hereby certifies and authenticates:

The foregoing Agreement corresponds with the intentions and the free will of the party who personally appeared in the capacities as follows:

Mr. Stefan Koller, Attorney at Law and Notary Public, born 23.09.1958, Swiss citizen, residing at CH-6312 Steinhausen, Switzerland, Rebenstrasse 6, having his offices at Untermuli 6, CH-6300 Zug, Switzerland, here not acting in his own name, but as representative, exempt of personal liability, acting without express authority in the name and on behalf of

Seat Pagine Gialle S.p.A., Via Aurelio Saffi 18, I-10138 Turin, Italy,

and

Ligapart AG, Neuhofstrasse 4, CH-6341 Baar,

and

J. P. Morgan Securities Limited, 60 Victoria Embankment,
GB-London EC 4Y 0JP

and

Morgan Stanley Bank AG, Junghofstrasse 13-15,
D-60311 Frankfurt am Main,

and

RSL COM Deutschland GmbH, Lyoner Strasse 9,
D-60528 Frankfurt am Main,

under the reservation to supply to the acting notary a forthcoming certified consent by each one of the foregoing parties, in legally appropriate form, as soon as reasonably possible and without undue delay.

The foregoing Deed and all appendices and annexes thereto were laid out for inspection to and were approved by the person appearing. Subsequently, the Deed was read out aloud to the person appearing before the notary, approved by the person appearing and executed by him in his own hand.

This Public Deed is made out in one copy.

Zug/Switzerland, this 10th day of May 2000

                                          The Notary Public


                                          Peter B. Arnold